SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2005

EMBREX, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-19495	56-1469825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1040 SWABIA COURT, DURHAM, NORTH CAROLINA 27703

(Address of principal executive offices)

(919) 941-5185

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 11, 2005, Embrex, Inc. (the “Company”) mailed to the Company’s shareholders materials constituting the Company’s 2004 annual report to shareholders (the “Annual Report”) along with a proxy statement related to its Annual Meeting of Shareholders. The Annual Report included a table entitled “Financial Highlights”, which inadvertently contained incorrect information. The correct information is reflected in Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Embrex, Inc. “Financial Highlights” Table to 2004 Annual Report

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBREX, INC.

	By:	/s/ Randall L. Marcuson
	Name:	Randall L. Marcuson
Dated: April 15, 2005	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Embrex, Inc. “Financial Highlights” Table to 2004 Annual Report

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